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                                                                    EXHIBIT 99.2

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO RECURRING EARNINGS (UNAUDITED)


                                                                                           2002
                                                         ------------------------------------------------------------------------
(Dollars in millions, except for per-share amounts)        1st Qtr***     2nd Qtr***     3rd Qtr***     4th Qtr***      Year***
                                                         ------------   ------------   ------------   ------------   ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS(1)              $       46.5   $     (335.8)  $     (171.2)  $     (151.2)  $     (611.7)
PREFERRED STOCK DIVIDENDS                                        69.7            6.8            6.8            6.8           90.1
                                                         ------------   ------------   ------------   ------------   ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
      AVAILABLE TO COMMON STOCKHOLDERS                   $      (23.2)  $     (342.6)  $     (178.0)  $     (158.0)  $     (701.8)
                                                         ============   ============   ============   ============   ============

INCOME (LOSS) FROM CONTINUING OPERATIONS -
      DILUTED EARNINGS PER SHARE                         $      (0.05)  $      (0.65)  $      (0.34)  $      (0.31)  $      (1.35)
                                                         ============   ============   ============   ============   ============

NONRECURRING ITEMS:
Power
  Hazelton plant expansion write-off                               --             --            3.3             --            3.3
  Strategic realignment-related charges                            --             --            5.2             --            5.2
  Impairments and loss accruals for commitments
      related to assets to have been used in
      power projects                                               --           81.8           11.5           50.8          144.1
  Impairment of goodwill**                                         --           57.5             --            3.0           60.5
  Reversal of Energy Capital Mezzanine Financing
      accrual                                                      --           (7.0)            --           (6.2)         (13.2)
  Write-off of costs associated with termination
      of certain projects                                          --            8.9           (1.0)            --            7.9
  Early retirement expenses                                        --            4.2             --             --            4.2
  Severance accrual                                                --            3.0             --             --            3.0
  Worthington impairment                                           --             --             --           44.7           44.7
  Capstone stock write-down**                                      --             --             --            2.0            2.0
  Thermogas casualty and environmental costs and claim             --             --             --            4.0            4.0
  Loss on Gulfmark JV dissolution                                  --             --             --            5.7            5.7
  Accelerated compensation expense associated with
      workforce reductions                                         --             --             --             --             --
  Loss accrual for regulatory issue**                              --             --             --             --             --
  Hedge accounting reclassifications                               --             --             --             --             --
  Energy trading asset adjustment
  Gain on sale of Jackson EMC power contracts                      --             --             --             --             --
  Gain on sale of crude contracts and pipeline                     --             --             --             --             --
  Gain on sale of eSpeed stock                                     --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
 Total Power nonrecurring items                                    --          148.4           19.0          104.0          271.4

Gas Pipeline
  Cross Bay write-off                                              --             --            1.6             --            1.6
  Gain on sale of Northern Border Limited Partnership
      units                                                        --             --           (8.7)            --           (8.7)
  Net impairment on investment Alliance US sale                    --             --           11.6           (1.2)          10.4
  Loss on sale of Cove Point                                       --             --            3.7             --            3.7
  Strategic realignment-related charges                            --             --            4.5             --            4.5
  Construction completion fee - received                           --          (27.4)            --             --          (27.4)
  Write-offs of terminated gas pipeline projects                   --           12.3             --             --           12.3
  Early retirement expenses                                        --           10.7             --             --           10.7
  Loss accrual for regulatory issue                                --             --             --           17.0           17.0
  SCADA property write-off                                         --             --             --            4.7            4.7
  Write-off of Oneline information system project                  --             --             --             --             --
  Severance accrual                                                --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
 Total Gas Pipeline nonrecurring items                             --           (4.4)          12.7           20.5           28.8

Exploration & Production
  (Gain) loss on sale of certain E&P properties                  (3.9)            --            3.8            1.1            1.0
  Gain on sale of Anadarko                                         --             --          (21.6)           0.2          (21.4)
  Gain on sale of Jonah                                            --             --         (122.3)           2.0         (120.3)
  Strategic realignment-related charges                            --             --            0.1             --            0.1
  Early retirement expenses                                        --            0.4             --             --            0.4
                                                         ------------   ------------   ------------   ------------   ------------
  Total Exploration & Production nonrecurring items              (3.9)           0.4         (140.0)           3.3         (140.2)

Midstream Gas & Liquids
  Impairment of WS-1 building                                      --             --            2.4             --            2.4
  Strategic realignment-related charges                            --             --            1.5             --            1.5
  Impairment of Canadian assets**                                  --             --             --          115.0          115.0
  Impairment of Kansas-Hugoton facilities as
      assets held for sale                                         --            4.8            1.1             --            5.9
  Impairment of investment in Aux Sable                            --             --             --             --             --
  Early retirement expenses                                        --            0.8             --             --            0.8
  La Maquina depreciable life adjustment                           --             --             --             --             --
  Gain on sale of West Texas LPG Pipeline, L.P.                    --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
  Total Midstream Gas & Liquids nonrecurring items                 --            5.6            5.0          115.0          125.6

Other
  Gain on sale of Mazeikiu Nafta                                   --             --          (58.5)            --          (58.5)
  Strategic realignment-related charges                            --             --            4.9             --            4.9
  Early retirement expenses                                        --            6.5             --             --            6.5
  Impairment of Wiljet assets/investments                          --             --            2.1             --            2.1
  Impairment of Augusta refinery assets                            --             --             --            3.0            3.0
  Impairment of Longhorn and Aspen project *                       --             --             --             --             --
  Gain on sale of butane blending inventory                        --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
  Total Other nonrecurring items                                   --            6.5          (51.5)           3.0          (42.0)

                                                         ------------   ------------   ------------   ------------   ------------
Nonrecurring items included in segment profit (loss)             (3.9)         156.5         (154.8)         245.8          243.6

Nonrecurring items below segment profit (loss)
  Estimated loss on realization of amounts from
      WilTel Communications Group, Inc. (Investing
      income (loss) - Corporate)                                232.0           15.0           22.9           (1.2)         268.7
  Costs associated with business & liquidity issue
      resolution (Interest accrued, minority interest,
      and other income (expense) - net - Various)                  --             --           21.7             --           21.7
  Strategic realignment-related charges (General
      corporate expenses)                                          --             --            3.6             --            3.6
  Corporate asset impairments (Other income
      (expense) - net - Corporate)                                 --             --            4.0             --            4.0
  Convertible preferred stock dividends** (Preferred
      stock dividends - Corporate)                               69.4             --             --             --           69.4
  Gain on disposition of Prudential shares received
      from demutualization (Other income (expense) -
      net - Gas Pipeline)                                          --          (11.0)            --             --          (11.0)
  Early retirement expense (General corporate expenses)            --            6.2             --             --            6.2
  Write-off of James River accrued dividends/investment
      (Other income (expense) - net - Corporate)                   --             --             --            8.5            8.5
  Impairment of cost based investments** (Investing
      income (loss) - Various)                                     --             --             --             --             --
  Severance accrual - (General corporate expenses)                 --             --             --            2.7            2.7
  Executive retirement expenses (General corporate
      expenses)                                                    --             --             --            2.2            2.2
  Deferred stock award modification (General
      corporate expenses)                                          --             --             --           (1.1)          (1.1)
  Impairment of Algar Telecom investment (Investing
      income (loss) - International)                               --             --             --             --             --
  Write-off of capitalized debt expense (Interest
      accrued - Corporate)                                         --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
                                                                301.4           10.2           52.2           11.1          374.9

TOTAL NONRECURRING ITEMS                                        297.5          166.7         (102.6)         256.9          618.5
Tax effect for above items                                       83.5           39.5          (39.2)          52.4          138.4
                                                         ------------   ------------   ------------   ------------   ------------

RECURRING INCOME (LOSS) FROM CONTINUING OPERATIONS       $      190.8   $     (215.4)  $     (241.4)  $       46.5   $     (221.7)
                                                         ============   ============   ============   ============   ============

RECURRING DILUTED EARNINGS PER COMMON SHARE              $       0.37   $      (0.41)  $      (0.47)  $       0.09   $      (0.43)
                                                         ============   ============   ============   ============   ============

WEIGHTED-AVERAGE SHARES - DILUTED (THOUSANDS)                 521,240        520,427        516,901        517,104        516,793





                                                                                     2003
                                                          ---------------------------------------------------------
(Dollars in millions, except for per-share amounts)         1st Qtr***     2nd Qtr***     3rd Qtr          Year
                                                          ------------   ------------   ------------   ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS(1)               $      (39.3)  $      116.2   $       22.8   $       99.7
PREFERRED STOCK DIVIDENDS                                          6.8           22.7             --           29.5
                                                          ------------   ------------   ------------   ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
      AVAILABLE TO COMMON STOCKHOLDERS                    $      (46.1)  $       93.5   $       22.8   $       70.2
                                                          ============   ============   ============   ============

INCOME (LOSS) FROM CONTINUING OPERATIONS -
      DILUTED EARNINGS PER SHARE                          $      (0.09)  $       0.18   $       0.04   $       0.13
                                                          ============   ============   ============   ============

NONRECURRING ITEMS:
Power
  Hazelton plant expansion write-off                                --             --             --             --
  Strategic realignment-related charges                             --             --             --             --
  Impairments and loss accruals for commitments                                    --             --             --
      related to assets to have been used in
      power projects                                                --             --             --             --
  Impairment of goodwill**                                          --             --             --             --
  Reversal of Energy Capital Mezzanine Financing
      accrual                                                       --             --             --             --
  Write-off of costs associated with termination
      of certain projects                                           --             --             --             --
  Early retirement expenses                                         --             --             --             --
  Severance accrual                                                 --            0.6             --            0.6
  Worthington impairment                                            --             --             --             --
  Capstone stock write-down**                                       --             --             --             --
  Thermogas casualty and environmental costs and claim              --             --             --             --
  Loss on Gulfmark JV dissolution                                   --             --             --             --
  Accelerated compensation expense associated with
      workforce reductions                                        11.8             --             --           11.8
  Loss accrual for regulatory issue**                               --           20.0             --           20.0
  Hedge accounting reclassifications                                --          (34.1)            --          (34.1)
  Energy trading asset adjustment                                               (46.6)            --          (46.6)
  Gain on sale of Jackson EMC power contracts                       --         (175.0)         (13.0)        (188.0)
  Gain on sale of crude contracts and pipeline                      --           (7.1)            --           (7.1)
  Gain on sale of eSpeed stock                                      --             --          (13.5)         (13.5)
                                                          ------------   ------------   ------------   ------------
 Total Power nonrecurring items                                   11.8         (242.2)         (26.5)        (256.9)

Gas Pipeline
  Cross Bay write-off                                               --             --             --             --
  Gain on sale of Northern Border Limited Partnership
      units                                                         --             --             --             --
  Net impairment on investment Alliance US sale                     --             --             --             --
  Loss on sale of Cove Point                                        --             --             --             --
  Strategic realignment-related charges                             --             --             --             --
  Construction completion fee - received                            --             --             --             --
  Write-offs of terminated gas pipeline projects                    --             --             --             --
  Early retirement expenses                                         --             --             --             --
  Loss accrual for regulatory issue                                 --             --             --             --
  SCADA property write-off                                          --             --             --             --
  Write-off of Oneline information system project                   --           25.5             --           25.5
  Severance accrual                                                 --            0.9             --            0.9
                                                          ------------   ------------   ------------   ------------
 Total Gas Pipeline nonrecurring items                              --           26.4             --           26.4

Exploration & Production
  (Gain) loss on sale of certain E&P properties                     --          (91.5)            --          (91.5)
  Gain on sale of Anadarko                                          --             --             --             --
  Gain on sale of Jonah                                             --             --             --             --
  Strategic realignment-related charges                             --             --             --             --
  Early retirement expenses                                         --             --             --             --
                                                          ------------   ------------   ------------   ------------
  Total Exploration & Production nonrecurring items                 --          (91.5)            --          (91.5)

Midstream Gas & Liquids
  Impairment of WS-1 building                                       --             --             --             --
  Strategic realignment-related charges                             --             --             --             --
  Impairment of Canadian assets**                                   --             --             --             --
  Impairment of Kansas-Hugoton facilities as
      assets held for sale                                          --             --             --             --
  Impairment of investment in Aux Sable                             --            8.5            5.6           14.1
  Early retirement expenses                                         --             --             --             --
  La Maquina depreciable life adjustment                            --             --            4.2            4.2
  Gain on sale of West Texas LPG Pipeline, L.P.                     --             --          (11.0)         (11.0)
                                                          ------------   ------------   ------------   ------------
  Total Midstream Gas & Liquids nonrecurring items                  --            8.5           (1.2)           7.3

Other
  Gain on sale of Mazeikiu Nafta                                    --             --             --             --
  Strategic realignment-related charges                             --             --             --             --
  Early retirement expenses                                         --             --             --             --
  Impairment of Wiljet assets/investments                           --             --             --             --
  Impairment of Augusta refinery assets                             --             --             --             --
  Impairment of Longhorn and Aspen project *                        --           49.6             --           49.6
  Gain on sale of butane blending inventory                         --             --           (9.2)          (9.2)
                                                          ------------   ------------   ------------   ------------
  Total Other nonrecurring items                                    --           49.6           (9.2)          40.4

                                                          ------------   ------------   ------------   ------------
Nonrecurring items included in segment profit (loss)              11.8         (249.2)         (36.9)        (274.3)

Nonrecurring items below segment profit (loss)
  Estimated loss on realization of amounts from                                                                  --
      WilTel Communications Group, Inc. (Investing
      income (loss) - Corporate)                                    --             --             --             --
  Costs associated with business & liquidity issue
      resolution (Interest accrued, minority interest,
      and other income (expense) - net - Various)                   --             --             --             --
  Strategic realignment-related charges (General
      corporate expenses)                                           --             --             --             --
  Corporate asset impairments (Other income
      (expense) - net - Corporate)                                  --             --             --             --
  Convertible preferred stock dividends** (Preferred
      stock dividends - Corporate)                                  --           13.8             --           13.8
  Gain on disposition of Prudential shares received
      from demutualization (Other income (expense) -
      net - Gas Pipeline)                                           --             --             --             --
  Early retirement expense (General corporate expenses)             --             --             --             --
  Write-off of James River accrued dividends/investment
      (Other income (expense) - net - Corporate)                    --             --             --             --
  Impairment of cost based investments** (Investing
      income (loss) - Various)                                      --           19.1            2.3           21.4
  Severance accrual - (General corporate expenses)                  --            3.0             --            3.0
  Executive retirement expenses (General corporate
      expenses)                                                     --             --             --             --
  Deferred stock award modification (General
      corporate expenses)                                           --             --             --             --
  Impairment of Algar Telecom investment (Investing
      income (loss) - International)                              12.0             --            1.2           13.2
  Write-off of capitalized debt expense (Interest
      accrued - Corporate)                                          --           14.5             --           14.5
                                                          ------------   ------------   ------------   ------------
                                                                  12.0           50.4            3.5           65.9

TOTAL NONRECURRING ITEMS                                          23.8         (198.8)         (33.4)        (208.4)
Tax effect for above items                                         9.1         (104.0)         (13.7)        (108.6)
                                                          ------------   ------------   ------------   ------------

RECURRING INCOME (LOSS) FROM CONTINUING OPERATIONS        $      (31.4)  $       (1.3)  $        3.1   $      (29.6)
                                                          ============   ============   ============   ============

RECURRING DILUTED EARNINGS PER COMMON SHARE               $      (0.06)  $         --   $       0.01   $      (0.06)
                                                          ============   ============   ============   ============

WEIGHTED-AVERAGE SHARES - DILUTED (THOUSANDS)                  517,652        534,839        524,711        523,938




* FOR $20.2 MILLION, NO TAX BENEFIT

** NO TAX BENEFIT

*** AMOUNTS HAVE BEEN RESTATED TO REFLECT CERTAIN OPERATIONS AS DISCONTINUED OPERATIONS.

(1) Includes $126.8 million positive valuation adjustment associated with agreement to terminate contract with Allegheny.